Exhibit 10.38

GENERAL RELEASE AND SETTLEMENT AGREEMENT

This General Release and Settlement Agreement (this “Agreement”) is entered into as of this 20th day of January, 2012 (the “Effective Date”), by and between Kid Brands, Inc., (“KID”), and The Realty Associates Fund VIII, L.P. (“Fund VIII”), (KID and Fund VIII are at times hereafter collectively referred to as the “Parties,” and each individually, a “Party”).

RECITALS

WHEREAS, on or about July 18, 2011, Fund VIII filed a civil action against KID in the Superior Court of New Jersey, Law Division: Middlesex County, Docket No. L 5153-11 for breach of contract (the “Action”); and

WHEREAS, KID denies all liability to Fund VIII for the claims asserted in the Action; and

WHEREAS, the Parties wish to settle their dispute, as well as all other claims, disputes and matters that could have been litigated or asserted in the Action, without any admission of liability, as of the Effective Date, in the interest of conserving resources, time, fees and costs in connection with the Action and otherwise; and

NOW, THEREFORE, in consideration of the mutual releases, promises, covenants, representations, and warranties contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

AGREEMENT

1. Settlement Payment. KID shall pay Fund VIII the total sum of $1,400,000 within thirty (30) days of execution of this Agreement by delivering a cashier’s or certified check payable to Fund VIII, and to such address as shall be requested by Fund VIII (the “Settlement Payment”). The Settlement Payment is in full and final satisfaction and settlement of all claims asserted by Fund VIII against KID in the Action, and as consideration for the release set forth in Paragraph 3 below.

2. Dismissal of the Action. Within ten (10) days of receipt of the Settlement Payment, Fund VIII shall dismiss the Action with prejudice against KID.

3. Release by Plaintiff. Fund VIII, on behalf of itself and its officers, managers, directors, stockholders, members, employees, general or limited partners, joint venturers, insurers, agents, representatives and attorneys and all persons acting by, through, under or in concert with them (the “Releasing Parties”), hereby irrevocably and unconditionally releases and forever discharges KID and its officers, managers, directors, stockholders, members, employees insurers, agents, representatives and attorneys and all persons acting by, through, under or in concert with them (the “Releasees”), or any of them, from any and all actions, causes of action, suits, claims, rights, damages, losses, costs, expenses (including attorneys’ fees and costs actually incurred), contracts, agreements or controversies of any nature whatsoever, known or unknown, liquidated or unliquidated, suspected or unsuspected, fixed or contingent in law or in equity (hereinafter “Claim” or “Claims”) that the Releasing Parties now have, own or hold, or at any time heretofore ever had, owned or held, or could have had, owned or held against the Releasees, including, without limiting the generality of the foregoing: any Claims that arise out of or are related to the matters asserted in the Action or which could have been asserted in the Action.

4. Representations, Warranties, and Covenants. Each Party hereby represents and warrants to and covenants to the other Party that such Party (a) has read and understands this Agreement, including the release set forth herein, and has entered into it voluntarily and without coercion; (b) has been advised, and has had the opportunity, to consult with legal counsel of its choosing with respect to this Agreement and the matters contemplated hereby; (c) is entering into this Agreement based upon its own investigation and is not relying on any representations or warranties of the other Party or any other person not set forth herein; (d) has not assigned or otherwise transferred any interest in any Claim which it may have against any of the Releasees; (e) acknowledges that it is entering into this Agreement with full knowledge and understanding that in exchange for the benefits to be received as described herein, it is giving up certain valuable rights that such Party may now have or may later acquire; (f) has the legal authority to enter into this Agreement and perform its obligations hereunder; and (g) has duly executed this Agreement, and such Agreement constitutes the valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting creditors rights generally and general principles of equity. In addition, Fund VIII represents and warrants that there is no other person or entity that owns or holds any rights in connection with or related to the Claims released in this Agreement or which were or could have been asserted in the Action.

5. No Admission: The Parties agree that this Agreement and its contents, and any and all statements, negotiations, documents and discussions associated with it, shall not be deemed or construed to be an admission or evidence of any violation of any statute or law or of any liability or wrongdoing or of the truth of any of the claims or allegations asserted in this Action or any other action or proceeding.

7. Miscellaneous.

(a) Severability. In the event that any provision of this Agreement is held to be void, voidable, or unenforceable, it shall be severed from this Agreement and the remaining portions hereof shall remain in full force and effect.

(b) Modification; Waiver. This Agreement may not be amended or modified in any respect except by an instrument in writing signed by all Parties. No provision of this Agreement may be waived, except in writing executed by the Party entitled to enforcement of such provision. The failure of any Party to require strict performance with any provision of this Agreement shall not be construed as a waiver.

(c) Transfer. No Party shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, and any attempt of assignment or transfer without such consent shall be void.

(d) Survival of Representations and Warranties. The representations and warranties in this Agreement shall survive the Effective Date in perpetuity.

(e) Attorney’s Fees in the Event of Dispute. If any legal action, dispute, or other proceeding arises or is commenced to interpret, enforce or recover damages for the breach of any term of this Agreement, the prevailing Party shall be entitled to recover from the non-prevailing Party all of its fees and costs in connection therewith, including, without limitation, its attorneys’ fees and costs and costs of suit.

(f) Participation in Drafting. Each Party has participated in, cooperated in, or contributed to the drafting and preparation of this Agreement. In any construction of this Agreement, the same shall not be construed for, or against, any Party, but shall be construed fairly according to its plain meaning.

(g) Execution of Further Documents. Each Party hereto will execute all further and additional documents and take all further actions as may reasonably be necessary to effectuate and carry out the provisions of this Agreement.

(h) Counterparts; Facsimile/Electronic Signatures. This Agreement may be executed in counterparts and delivered by facsimile or via electronic means such as PDF, and each such counterpart and/or facsimile/electronic signature shall be deemed to be an original, and all of which when taken together shall constitute one executed agreement.

(i) Entire Agreement. This Agreement contains the entire agreement and understanding of the Parties concerning the subject matter hereof and supersedes and replaces all prior negotiations, proposed agreements and agreements, written or oral, between the Parties related to this Action. Each Party acknowledges that neither the other Party, nor any agent or attorney of the other Party, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof to induce it to execute this instrument, and acknowledges that it is not executing this Agreement in reliance on any such promise, representation or warranty not contained herein.

(j) Governing Law; Jurisdiction; Venue. This Agreement shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New Jersey, without regard to conflict of law provisions.

IN WITNESS WHEREOF, the Parties have each approved and executed this Agreement as of the Effective Date.

KID BRANDS, INC.		THE REALTY ASSOCIATES FUND VIII, L.P.

By:	/s/ Raphael Benaroya	By:	James P. Knowles
	Name: Raphael Benaroya Its: Acting CEO		Name: James P. Knowles Its: Regional Director

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